UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

         Date of Report (Date of earliest event reported) June 28, 2006

                             ORGANITECH U.S.A. INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-22151                   93-0969365
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

          Yoqneam Industrial Area, P.O. Box 700, Yoqneam 20692, Israel
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code 972-4-959-0515

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Contracts.

On July 3, 2006, Organitech USA Inc., issued a press release announcing the execution by its fully-owned subsidiary OrganiTECH Ltd., of an agreement for the sale of its hydroponics greenhouses to a Spanish customer for 1.8 million Euro. The agreement also provides the customer with an option to purchase two further systems for an aggregate of an additional 3.6 million Euro. The agreement was entered into on June 28, 2006. A copy of the press release is furnished as
Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

99.1 Press Release dated July 3, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         OrganiTECH U.S.A., INC.
                                                         (Registrant)
Date   July 3, 2006

                                                         By: /s/ Yaron Shalem
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                                                         Yaron Shalem
                                                         Chief Financial Officer